Exhibit 10(z)(6)

EXECUTION COPY

SIXTH AMENDMENT TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This Sixth Amendment to Amended and Restated Revolving Credit Agreement (this “Amendment”) is entered into as of January 19, 2007 (the “Effective Date”) by and among (i) Richardson Electronics, Ltd., a Delaware corporation (the “US-Borrower”), (ii) Burtek Systems Corp., a Nova Scotia ULC and successor by amalgamation to Burtek Systems Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a “Canada-Borrower”, and collectively, the “Canada-Borrowers”); (iii) Richardson Electronics Limited, an English limited liability company (the “UK-Borrower”); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a “Euro-Borrower” and collectively, the “Euro-Borrowers”), and (v) Richardson Electronics KK, a company organized under the laws of Japan (the “Japan-Borrower”) (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers and the Japan-Borrower are collectively referred to as the “Borrowers”), the lenders party hereto (each, a “Lender” and collectively, the “Lenders”), JP Morgan Bank, N.A., London Branch, as Eurocurrency Agent (the “Eurocurrency Agent”), JPMorgan Chase Bank, N.A., Toronto Branch as Canada Agent (the “Canada Agent”), JPMorgan Chase Bank, N.A., through its International Banking Facility (IBF) Branch as Japan Agent (the “Japan Agent”) JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA as administrative agent (in such capacity, the “Administrative Agent”) (the Eurocurrency Agent, the Canada Agent, the Japan Agent and the Administrative Agent are collectively referred to as the “Funding Agents” and each individually a “Funding Agent”).

RECITALS

WHEREAS, the Borrowers, the Lenders and the Funding Agents are parties to that certain Amended and Restated Revolving Credit Agreement dated as of October 29, 2004 (as amended from time to time, the “Agreement”);

WHEREAS, the Borrowers, the Lenders and the Funding Agents desire to, among other things, amend the Credit Agreement in order to accommodate (i) the establishment of certain global cash concentration and treasury management arrangements among the Borrowers and their Affiliates, (ii) the addition of Richardson Electronics Benelux B.V., a Dutch private limited liability company as a US Borrower, (iii) the incurrence of certain Contingent Obligations for funds transfers made over the Automated Clearinghouse and other means and (iv) reduction of the Canada Facility in the Equivalent Amount of US$7,500,000 and increase to the US Facility by the equivalent amount;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Agreement, as amended hereby.

2.	Amendments.

(a) The following new definitions are hereby added to Section 1.1 in the appropriate alphabetical order, as follows:

“Funds Transfer Obligations” mean Indebtedness owing to JPMorgan Chase Bank, N.A. or is Affiliates for daylight exposure to (i) funds transfers made through the Automated Clearinghouse denominated solely in GBP, and (ii) negative intraday account balances arising from payments in the form of funds transfers made automatically. As used in this definition, “daylight exposure” means exposure at any given time that is expected to be eliminated or offset by the end of the same Business Day in which such exposure arises.

“Treasury Management Facilities” means the financial accommodations in the form of intercompany loans extended by Richardson Electronics Benelux B.V. (sometimes referred to herein as “Cash Manager”) to certain of the Euro Borrowers and certain of their Affiliates (sometimes referred to herein as the “Treasury Management Borrowers”) as evidenced by that certain Treasury Management and Subordinated Security Agreement by and among such Persons, as the same may be amended from time to time including, without limitation, any accession by additional Affiliates as parties to said agreement.

“Treasury Management Liens” means the Liens granted in favor of the Cash Manager by the Treasury Management Borrowers pursuant to the Treasury Management Facilities.

“Treasury Management Obligations” means in respect of any Person, Indebtedness arising under the Treasury Management Facilities.

(b) The definition of “US Borrower” contained in the preamble is hereby amended to include therein “Richardson Electronics Benelux B.V., a Dutch private limited liability company.”

(c) The first paragraph of Section 2.22 is hereby deleted in its entirety and replaced as follows:

Participation in Facilities Each Lender (hereinafter, each a Participating Lender”), by its acceptance hereof, severally agrees to purchase, on the terms and conditions and at the times set forth in this Section 2.22, from any other applicable Lender (hereinafter each a “Selling Lender”) and each Selling Lender hereby agrees to sell to each Participating Lender, an undivided percentage participating interest in outstanding Advances made under each Facility in which such Selling Lender has a Commitment, which participation shall be determined in proportion that the ratio of each

Participating Lender’s Commitment under all Facilities bears to the Aggregate Commitment (hereinafter the “Participation Percentage”). Upon (i) the occurrence of a Default and (except in the case of a Default described in Section 7.6 or 7.7 hereof), (a) the accrual of interest at rates applicable after Default as provided in Section 2.10 hereof, and (b) the acceleration of the maturity of the Obligations pursuant to Section 8.1 hereof, or (ii) any Selling Lender becoming required at any time to return to a Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Advance, each Participating Lender shall, to the extent necessary, not later than the third Business Day after the date on which such Participating Lender receives written demand from the Administrative Agent to such effect, if such demand is received before 11:00 a.m. (London time), pay to the applicable Funding Agent for the benefit of each applicable Selling Lender an amount equal to such Participating Lender’s Participation Percentage of such unpaid or recaptured Advance, in the currency of such Advance so that, after giving effect to such adjustment, the outstanding principal amount of Advances of all applicable Lenders under the Facilities shall be pro rata based on the Lenders’ Participation Percentages. Such purchase price shall be paid in the respective currencies of such outstanding Advances together with interest on such amount accrued from the date the related payment was due from such Participating Lender to the date of such payment by the Participating Lender at a rate per annum equal to the Overnight Foreign Currency Rate. Each such Participating Lender shall thereafter be entitled to receive its Participation Percentage of each payment received in respect of the relevant Advance and of interest and fees paid thereon from the date such Participating Lender funded to the Selling Lender its participation in such Advances. Each Borrower agrees that each Participating Lender shall be entitled to the benefit of Article 3 hereof to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.3 hereof and such benefits shall extend to each Participating Lender’s obligation to participate under this Section 2.22.

(d) Section 6.10 is hereby amended to add the following two subsections (ix), (x) and (xi):

(ix) Treasury Management Obligations owing by any Treasury Management Borrower to the Cash Manager not to exceed $5,000,000 per Treasury Management Borrower and $25,000,000 in the aggregate, in each case at any one time outstanding and in all events subordinated in right of payment to the Obligations in form and substance satisfactory to the Lenders.

(x) Funds Transfer Obligations not in excess of Twenty Five Millions Dollars ($25,000,000) at any one time outstanding.

(e) Section 6.13 is hereby amended to add a new subsection (viiii) thereto as follows:

(viii) Investments made by the Cash Manager in any Treasury Management Borrower, in the form of intercompany loans, not to exceed $5,000,000 per Treasury Management Borrower and $25,000,000 in the

aggregate, in each case at any one time outstanding and in each case subordinated in right of payment to the Obligations on terms and conditions acceptable to the Lenders.

(f) Section 6.14 is hereby amended to add a new subsection (ix) thereto as follows:

(ix) Liens securing the Treasury Management Obligations subordinated in priority to the Liens securing the Obligations on terms and conditions acceptable to the Lenders.

3. Change in Commitments. Upon the effectiveness of this Amendment, the Lenders and the Borrowers hereby agree that the US Facility Commitment shall be increased by a Dollar Amount of $7,500,000 and the Canada Facility Commitment shall be reduced by the Equivalent Amount (or a substantially Equivalent Amount) of such sum. After giving effect to such change in each Lender’s Commitment, each Lender’s Commitment in each Agreed Currency shall be as set forth in Annex I attached hereto and made a part hereof.

4. SSD Sale (a) In the event the US-Borrower or its Affiliate desires to sell substantially all the assets of its or their Burtek Systems Division (formerly known as the Security Systems Division) (“SSD Burtek”), wherever located, including all of the capital stock or assets of SSD Burtek or Burtek Systems Corp. (the “SSD Sale”), such sale shall be completed not later than June 15, 2007 at a price and on terms acceptable to the Administrative Agent. The SSD Sale will be conducted in full compliance with applicable law and the US-Borrower agrees to promptly provide to the Administrative Agent such documents (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof), representations and opinions as the Administrative Agent may reasonably request to evidence the terms of the SSD Sale and the compliance thereof with applicable law. The Lenders further consent to the issuance by the buyer in the SSD Sale of notes in partial consideration for the SSD Sale, so long as the amount and terms thereof, together with the other terms of the SSD Sale, are acceptable to the Administrative Agent. Except to the extent modified by the provision of this Section 4, all other terms and conditions applicable to the SSD Sale under the Agreement remain in full force and effect.

(b) Not more than 60 days after completion of the SSD Sale, the Borrowers and the Required Lenders will amend Sections 6.24, 6.25 and 6.26 of the Agreement in connection with mutually agreeable financial covenants. The failure of the parties to reach mutually agreeable financial covenants and execute an amendment evidencing the same shall be a Default.

5. Effectiveness. This Amendment shall become effective when the Administrative Agent has received all of the following acknowledged to be satisfactory by the Administrative Agent:

(a) This Amendment, executed by the requisite signatories;

(b) A current certificate of incumbency in respect of each Borrower, certified by the Secretary or other equivalent official of each Borrower indicating incumbent officers of each Borrower and showing specimen signatures therefor;

(c) A certificate, signed by the chief financial officer of Richardson Electronics, Ltd. substantially in the form of Annex A attached hereto and made a part hereof, stating that on the date on which this Amendment becomes effective (the “Effective Time”) (after giving effect to this Amendment) no Default or Unmatured Default has occurred and is continuing and further certifying that the representations and warranties contained in Article 5 of the Agreement are true and correct on and as of the Effective Time;

(d) The representations and warranties contained in Section 6 of this Amendment shall be true and correct in all material respects; and

(e) Such other documents, instruments, approvals (and, if requested by the Administrative Agent, certified duplicates of executed copies thereof) or opinions as the Administrative Agent may reasonably request.

6. Representations and Warranties. Each Borrower represents and warrants to the Lenders and Funding Agents (which representations and warranties shall become part of the representations and warranties made by such Borrower under the Agreement) that:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not require any consent or approval of any person or entity, violate in any material respect any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected;

(b) No consent, approval or authorization of or declaration or filing with any governmental authority or any non-governmental person or entity, including without limitation, any creditor or partner of any Borrower is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment or the transactions contemplated thereby and the execution, delivery and performance of this Amendment and the transactions contemplated hereby will not violate the terms of any contract or agreement to which such Borrower is a party;

(c) The Agreement, as amended hereby, is the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with the terms thereof;

(d) The most recent financial statements of each Borrower delivered to the Lender are complete and accurate in all material respects and present fairly the financial condition of such Borrowers as of such date in accordance with generally accepted accounting principles. There has been no adverse material change in the condition of the business, properties, operations or condition, financial or otherwise, of any Borrower since the date of such financial statements. There are no material liabilities of any

Borrower, fixed or contingent, which are material but not reflected on such financial statements or in the notes thereto; and

(e) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred or exists under the Agreement as of the Effective Date hereof.

7. Acknowledgement and Reaffirmation. Each Borrower hereby ratifies and affirms all of the obligations and undertakings contained in the Agreement and the Agreement remains in full force and effect in accordance with its terms. Each Borrower hereby acknowledges, agrees and affirms that each document and instrument securing or supporting the obligations and indebtedness owing to the Lenders and Funding Agents prior to the date of this Amendment remains in full force and effect in accordance with its terms, and that such security and support remains in full force effect as to all obligations under the Agreement.

8. Expenses. The Borrowers jointly and severally agree to pay and save the Lenders and Funding Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Baker & McKenzie LLP, counsel to the Administrative Agent and certain of the Lenders, in connection with the preparation and review of this Amendment and any related documents.

9. Governing Law. This Amendment shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of Illinois.

10. Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which together shall constitute the same agreement. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that such delivery shall have the same effect as delivery of an original counterpart thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS:

RICHARDSON ELECTRONICS, LTD.

BY:
TITLE:

BURTEK SYSTEMS CORP.

BY:
TITLE:

RICHARDSON ELECTRONICS CANADA, LTD.

BY:
TITLE:

RICHARDSON ELECTRONICS LIMITED

BY:
TITLE:

RESA, SNC

BY:
TITLE:

RICHARDSON ELECTRONIQUE SNC

BY:
TITLE:

RICHARDSON ELECTRONICS IBERICA, S.A.

BY:
TITLE:

RICHARDSON ELECTRONICS GMBH

BY:
TITLE:

RICHARDSON ELECTRONICS BENELUX B.V.

BY:
TITLE:

RICHARDSON ELECTRONICS KK

BY:
TITLE:

FUNDING AGENTS:

JPMORGAN CHASE BANK, N.A.

BY:
TITLE:

JP MORGAN CHASE BANK, N.A., London Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:
TITLE:

LENDERS:

HARRIS N.A. (f/k/a HARRIS TRUST AND SAVINGS BANK)

BY:
TITLE:

BANK OF MONTREAL, Toronto Branch

BY:
TITLE:

BANK OF MONTREAL, London Branch

BY:
Title:

NATIONAL CITY BANK, Canada Branch

BY:
TITLE:

NATIONAL CITY BANK, SUCCESSOR BY MERGER TO NATIONAL CITY BANK OF THE MIDWEST

BY:
TITLE:

LASALLE BANK NATIONAL ASSOCIATION

BY:
TITLE:

LASALLE BUSINESS CREDIT, a division of ABN AMRO Bank N.V., Canada Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., London Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., Toronto Branch

BY:
TITLE:

JPMORGAN CHASE BANK, N.A.

BY:
TITLE:

JP MORGAN EUROPE LIMITED

BY:
TITLE:

JPMORGAN CHASE BANK, N.A., through its International Banking Facility (IBF) Branch

BY:
Title:

ANNEX I

Bank	US	%	CAD	%	GBP	%	EUR	%	JPY	%
Total Tranch	77,500,000	—	2,418,450	—	4,500,000	—	5,000,000	—	300,000,000	—

JPM	23,295,000	30.06%	586,450	24.25%	1,245,000	27.67%	5,000,000	100.00%	300,000,000	100.00%
Harris	18,050,000	23.29%	716,050	29.61%	1,260,000	28.00%	—	0.00%	0	0.00%
National City	17,870,000	23.06%	660,950	27.33%	1,050,000	23.33%	—	0.00%	0	0.00%
LaSalle	18,285,000	23.59%	455,000	18.81%	945,000	21.00%	—	0.00%	0	0.00%

Total	77,500,000	100%	2,418,450	100.00%	4,500,000	100.00%	5,000,000	100.00%	300,000,000	100.00%

ANNEX A

OFFICER’S CERTIFICATE

This Certificate is delivered to JPMorgan Chase Bank, N.A., as Administrative Agent by Richardson Electronics, Ltd., pursuant to that certain Amended and Restated Revolving Credit Agreement, dated as of October 29, 2004 among the Borrowers named therein, the Lenders set forth on the signature pages thereto and the Funding Agents identified therein (as amended or modified from time to time, the “Credit Agreement”). All capitalized terms used herein but not defined shall have the respective meanings ascribed thereto in the Credit Agreement. The undersigned, in his capacity as chief financial officer of Richardson Electronics, Ltd., hereby certifies to the Funding Agents and the Lenders that on the date hereof no Default or Unmatured Default has occurred and is continuing and that all the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof.

This Certificate is delivered as of January __, 2007.

By: